UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 31, 2015

                            GREENHOUSE SOLUTIONS INC.
             (Exact name of Registrant as specified in its charter)

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            Nevada                          000-54759                         45-2094634
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 (State or other jurisdiction        (Commission File Number)        (IRS Employer Identification
      of incorporation)                                                        Number)
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                            8400 East Crescent Pwky.
                                    Suite 600
                           Greenwood Village, CO 80111
                    (Address of principal executive offices)

                                 (970) 439-1905
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Effective January 31, 2015, the Board appointed Ted Tinsman Vice President of Architecture. A copy of the form of Mr. Tinsman's Consulting Agreement is attached as Exhibit 10.1.

Ted Tinsman, age 50, Vice President of Architecture

         From 2010-2015, Ted Tinsman has owned and operated Architectural Element, an architecture company focused on MMJ and MJ plant husbandry design and MMJ and MJ permitting located in Denver Colorado. Mr. Tinsman has designed over 250 MJ related facilities in Colorado alone as well as a number of MJ facilities nation-wide. Mr. Tinsman's projects include greenhouse complexes, greenhouses-on-pop-tops over existing Denver grows, MIP kitchens with many sewer use and drain permits for trench drains, hydroponic effluent evacuation and disposal, dispensaries, corporate offices, and all extractions. Mr. Tinsman acquired his Colorado Architect license June 1995. He holds a Master of Architecture and Bachelor of Arts in Architecture from University of Illinois at Urbana-Champaign and a Bachelor of Arts, Art and Philosophy from Lafayette College. Mr. Tinsman has been a practicing architect for 20 years.

         Effective January 31, 2015, the Board appointed Loren Priest Vice President of Engineering. A copy of the form of Mr. Priest's Consulting Agreement is attached as Exhibit 10.1.

Loren Priest, age 51, Vice President of Engineering

         From  2010-2015,   Loren  Priest  has  been  head  of  engineering  for
Architectural Element, an architecture company focused on MMJ and MJ plant husbandry design and MMJ and MJ permitting located in Denver Colorado. Mr. Priest has mechanically engineered a large number of MJ facilities covering all aspects of the Marijuana business. Mr. Priest has more than 25 years of experience in the mechanical and electrical engineering field running numerous projects from inception to completion. Mr. Priest is currently LEED AP certified and is well versed in the principals of Green Building Design and implementation. Mr. Priest was appointed by Governors Owens and Ritter to the Colorado State Electrical Board from 2005 to 2011 and was elected Chairman of the Board from 2008 thru 2011. Mr. Priest has worked on projects in over 43 states as well as completed projects for companies such as AT&T, Cricket, Nextel, Sprint, Verizon, American Tower, and Crown Castle.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report.

 Exhibit No.               Description

 10.1                      Ted Tinsman Consulting Agreement
 10.2                      Loren Priest Consulting Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            GREENHOUSE SOLUTIONS INC.


Date: February 27, 2015

                                            By: /s/ Redgie Green
                                                --------------------------------
                                                Redgie Green, President






















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